United States

Securities and Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2010

Arena Resources, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-31657	73-1596109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 South Lewis Street, Tulsa, Oklahoma 74136

(Address of principal executive offices)

Registrant’s telephone number, including area code (918) 747-6060

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 1, 2010, Arena Resources, Inc. (the “Company”) issued a press release announcing the end of the “go-shop” period that was previously announced in connection with Amendment No. 2 to the Merger Agreement among the Company, SandRidge Energy, Inc. (“SandRidge”) and Steel Subsidiary Corporation.

A copy of the press release announcing the end of the “go-shop” period is included herein as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information Filed with the SEC

This communication is being made in respect of the proposed business combination involving SandRidge and Arena. In connection with the proposed transaction, SandRidge filed with the SEC a Registration Statement on Form S-4, as amended, on April 30, 2010 containing a joint proxy statement/prospectus, and a supplement to the joint proxy statement/prospectus on June 14, 2010, and each of SandRidge and Arena may file with the SEC other documents regarding the proposed transaction. The definitive joint proxy statement/prospectus was first mailed to stockholders of SandRidge and Arena on or about May 7, 2010 and the supplement to the joint proxy statement/prospectus was first mailed to SandRidge and Arena stockholders on or about June 17, 2010. Investors and security holders of SandRidge and Arena are urged to read the joint proxy statement/prospectus, the supplement and other documents filed with the SEC carefully in their entirety because they contain important information about the proposed transaction. Investors and security holders may obtain free copies of the Registration Statement, the joint proxy statement/prospectus and the supplement and other documents filed with the SEC by SandRidge and Arena through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the joint proxy statement/prospectus and other documents filed with the SEC may also be obtained by directing a request to SandRidge Energy, Inc., 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102, Attention: Investor Relations, or by directing a request to Arena Resources, Inc., 6555 South Lewis Avenue, Tulsa, Oklahoma 74136, Attention: Investor Relations.

SandRidge, Arena and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding SandRidge’s directors and executive officers is available in SandRidge’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on March 1, 2010, and SandRidge’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 26, 2010. Information regarding Arena’s directors and executive officers is available in Arena’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on March 1, 2010, as amended by the Annual Report on Form 10-K/A for the year ended December 31, 2009, which was filed with the SEC on April 30, 2010, and Arena’s proxy statement for its 2009 annual meeting of stockholders, which was filed with the SEC on October 29, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1.    Press release issued by Arena Resources, Inc. dated July 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARENA RESOURCES, INC.

Date: July 1, 2010	By:	/s/ WILLIAM R. BROADDRICK
William R. Broaddrick
Vice President of Finance

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